UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2004 (August 5, 2004)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-41863	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

On August 5, 2004, National Health Investors, Inc. announced its second quarter earnings. A copy of the press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/ W. Andrew Adams
Name: W. Andrew Adams
Title: Chief Executive Officer

By:/s/ Donald K. Daniel
Name: Donald K. Daniel
Title: Principal Accounting Officer
Date: August 6, 2004

Exhibit Index

Number	Exhibit
99	Press release, dated August 5, 2004

EXHIBIT 99

For Release August 5, 2004

Contact: Gerald Coggin, Sr. VP of Investor Relations

Phone: (615) 890-9100

NHI reports second quarter income

MURFREESBORO, Tenn. -- National Health Investors, Inc., (NYSE: NHI) announced income from continuing operations for the second quarter ended June 30 of $11,008,000, or 40 cents per basic and diluted share of common stock compared to $11,230,000, or 41 cents per basic and 40 cents per diluted share of common stock for the same period in 2003.

Funds from operations ("FFO") for the second quarter ended June 30 was $13,567,000, or 50 cents per basic and $13,597,000, or 49 cents per diluted share of common stock compared to $13,542,000, or 51 cents per basic and $13,580,000, or 50 cents per diluted share in 2003.

Income from continuing operations for the six months ended June 30, was $24,591,000 or 89 cents per basic and 88 cents per diluted share of common stock compared to $21,728,000 or 78 cents per basic and diluted share of common stock for the same period in 2003.

For the six months ended June 30, FFO was $29,583,000 or $1.09 per basic and $29,645,000 or $1.09 per diluted share of common stock compared to $26,483,000 or 99 cents per basic and $26,562,000 or 99 cents per diluted share in 2003.

Net income for the three months and six months ended June 30, was $11,961,000 and $25,396,000, respectively, versus $10,816,000 and $22,936,000, respectively, for 2003.

For the second quarter of 2004, we sold two facilities resulting in a net gain of $1,252,000. One facility located in Bellingham, Washington was sold at a loss of $345,000 while the other facility located in Dawson Springs, Kentucky was sold at a gain of $1,597,000. For the second quarter of 2004, we also wrote off 100% of the $3,339,000 carrying value of our 1995 REMIC and recorded a recovery of $2,246,000 from our 1993 REMIC.

National Health Investors, Inc. is a long-term health care real estate investment trust that specializes in the financing of health care real estate by first mortgage and by purchase and leaseback transactions. The common stock of the company trades on the New York Stock Exchange with the symbol NHI. Additional information including NHI's most recent press releases may be obtained on NHI's web site at www.nhinvestors.com.

Statements in this press release that are not historical facts are forward-looking statements. NHI cautions investors that any forward-looking statements made involve risks and uncertainties and are not guarantees of future performance. All forward-looking statements represent NHI's judgment as of the date of this release.

- more -

Page 2 NHI's Second Quarter Results

Condensed Statements of
(in thousands, except share and per share	Three Months Ended	Six Months Ended June
	2004	2003	2004	2003
Revenues:
Mortgage interest income	$4,818	$4,705	$9,669	$10,248
Rental income	12,300	13,044	24,479	26,366
Facility operating revenue	20,769	19,833	41,169	38,954
	37,887	37,582	75,317	75,568
Expenses:
Interest	3,083	3,176	6,203	7,164
Depreciation	3,481	3,743	7,016	7,513
Amortization of loan cost	37	40	74	223
Legal expense	769	265	918	184
Franchise and excise tax	66	67	136	463
General and administrative	1,064	720	1920	1,434
Loan, remic, and security
losses, net	1,093	---	(896)	1,500
Facility operating expenses	20,080	19,498	40,282	38,160
	29,673	27,509	55,653	56,641

Income before non-operating income	8,214	10,073	19,664	18,927
Non-operating income (investment
interest and other)	2,794	1,157	4,927	2,801
Income from continuing operations	11,008	11,230	24,591	21,728
Discontinued operations
Operating loss -	(299)	(414)	(447)	(724)
Gain on sale of real estate	1,252	---	1,252	1,932
	953	(414)	805	1,208
Net Income	11,961	10,816	25,396	22,936
Dividends to preferred	117	398	514	795
Net income applicable to common	$11,844	$10,418	$24,882	$22,141

Income from continuing operations per common share:
Basic	$.40	$.41	$.89	$.78
Diluted	$.40	$.40	$.88	$.78

Discontinued operations per
Basic	$.03	$(.02)	$.03	$.05
Diluted	$.03	$(.01)	$.03	$.04

Net income per common share:
Basic	$.43	$.39	$.92	$.83
Diluted	$.43	$.39	$.91	$.82

Funds from operations
Basic	$13,567	$13,542	$29,583	$26,483
Diluted	$13,597	$13,580	$29,645	$26,562

Funds from operations per
Basic	$.50	$.51	$1.09	$.99
Diluted	$.49	$.50	$1.09	$.99
Weighted average common shares
Basic	27,267,605	26,720,197	27,021,60	26,704,594
Diluted shares for net	27,534,171	26,976,36	27,299,44	26,960,445
Diluted shares for FFO	27,534,171	26,976,36	27,299,44	26,960,445

Dividends per common share	$.4250	$.40	$.85	$.80

-more-

Page 3 NHI's Second Quarter Results

Balance Sheet Data
(in thousands)	June 30	Decembe
	2004	2003
Real estate properties, net	$281,677	$289,46
Mortgages receivable, net	143,019	149,89
Preferred stock investments	38,132	38,132
REMIC investments	-0-	16,043
Cash and marketable securities	145,415	120,52
Debt	156,608	162,10
Convertible debt	1,185	1,351
Stockholders' equity	413,873	409,64

Reconciliation of Funds From Operations (1)

The following table reconciles net income applicable to common stockholders to funds from operations applicable to common stockholders:

(in thousands, except share and per share amounts)

Three Months Ended	Six Months Ended
	2004	2003	2004	2003

Net income	$11,961	$10,816	$25,396	$22,936
Dividends to preferred stockholders	(117)	(398)	(514)	(795)
Net income applicable to common	11,844	10,418	24,882	22,141
Elimination of non-cash items in net
Real estate depreciation	2,972	3,063	5,941	6,153
Real estate depreciation in
operations	3	61	12	121
Gain on sale of real estate	(1,252)	---	(1,252)	(1,932)
Basic funds from operations
common stockholders	13,567	13,542	29,583	26,483

Interest on convertible subordinated	30	38	62	79

Diluted funds from operations
common stockholders	$13,597	$13,580	$29,645	$26,562

Basic funds from operations per	$.50	$.51	$1.09	$.99
Diluted funds from operations per	$.49	$.50	$1.09	$.99

Shares for basic funds from	27,267,60	26,720,1	27,021,60	26,704,5
Shares for diluted funds from operations	27,534,17	26,976,3	27,299,44	26,960,4

(1) Management believes that funds from operations is an important supplemental measure of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that use historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the real estate investment trust industry to address this issue. Our measure may not be comparable to similarly titled measures used by other REITs. Consequently, our funds from operations may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of FFO, caution should be exercised when comparing our Company's FFO to that of other REITs. Funds from operations in and of itself does not represent cash generated from operating activities in accordance with GAAP (funds from operations does not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP in the United States, as a measure of liquidity and is not necessarily indicative of cash available to fund cash needs.

-more-

Page 4 NHI's Second Quarter Results

National Health Investors, Inc. Portfolio Summary June 30, 2004

Portfolio Statistics	Investment
	Properties	Investment	Percentage
Equity Ownership	92	$ 281,677,000	66%
Mortgage Loan Receivables	70	143,019,000	34%
Total Real Estate Portfolio	162	$ 424,696,000	100%

Equity Ownership	Properties	Beds	Investments
Nursing Homes	66	8,950	$ 180,120,000
Assisted Living	16	1,438	71,602,000
Medical Office Buildings	4	124,427 sq.ft.	11,098,000
Retirement Homes	5	426	11,057,000
Hospitals	1	55	7,800,000
	92		$ 281,677,000

Mortgage Loan Receivables	Properties	Beds	Investments
Nursing Homes	51	5,585	$ 130,750,000
Assisted Living	1	90	5,634,000
Retirement Homes	1	60	2,125,000
Developmentally Disabled	17	108	4,510,000
	70		$ 143,019,000
REMIC II Investment	-	2,313	-
Total Mortgage Portfolio	70		$ 143,019,000

Summary of Facilities By Type:
		Percentage of	Total
	Properties	Total Dollars	Dollars
Nursing Homes	117	73.20%	$ 310,870,000
Assisted Living	17	18.19%	77,236,000
Medical Office Buildings	4	2.61%	11,098,000
Retirement Homes	6	3.10%	13,182,000
Hospitals	1	1.84%	7,800,000
Developmentally Disabled	17	1.06%	4,510,000
	162	100.00%	$ 424,696,000

Portfolio by Operator Type
	# of	Percentage of	Total
	Properties	Total Dollars	Dollars

Public	72	29.16%	$ 123,821,000
Regional	84	67.88%	288,300,000
Small Operator	6	2.96%	12,575,000
	162	100.00%	$ 424,696,000

		Percentage
		Of Total	Dollar
OPERATOR		Portfolio	Amount

National HealthCare Corp.		13.41%	$ 56,935,000
National Health Investors, Inc.		4.77%	20,255,000
Community Health Systems, Inc.		3.38%	14,368,000
Sunrise Senior Living Services		3.28%	13,921,000
Sun Healthcare		2.19%	9,302,000
HCA-The Healthcare Company		1.07%	4,530,000
Res-Care, Inc.		1.06%	4,510,000
		29.16%	$ 123,821,000
- more -

Page 5 NHI's Second Quarter Results

Summary of Facilities by State - June 30, 2004

										Percent of
			Acute		Dev.	Asst.	Retire-		Current	Total
		LTC	Care	MOB	Disab.	Living	Ment	Total	Amount	Portfolio
1	Florida	19		1	14	6		40	$112,964,000	26.60%
2	Texas	27		2		1	1	31	93,648,000	22.05%
3	Tennessee	21			3	3	2	29	38,332,000	9.03%
4	Missouri	9					1	10	27,085,000	6.38%
5	New Jersey	2				1		3	26,455,000	6.23%
6	Arizona	1				4		5	19,289,000	4.54%
7	Virginia	7						7	18,889,000	4.45%
8	Georgia	7						7	17,040,000	4.01%
9	New Hampshire	3					1	4	16,336,000	3.85%
10	Massachusetts	4						4	11,973,000	2.82%
11	Kansas	7						7	11,646,000	2.74%
12	Kentucky	3	1					4	9,546,000	2.25%
13	South Carolina	3				1		4	8,423,000	1.98%
14	Idaho	1					1	2	5,624,000	1.32%
15	Alabama	2						2	2,417,000	0.57%
16	North Carolina	0				1		1	1,979,000	0.47%
17	Illinois	0		1				1	1,609,000	0.38%
18	Wisconsin	1						1	1,441,000	0.33%
		117	1	4	17	17	6	162	$424,696,000	100.00%